SUPPLEMENT DATED MARCH 20, 2023

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2022

FOR SMALL-CAP INDEX PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2022 for Small-Cap Index Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, information regarding Suzanne Henige and Amy Whitelaw is deleted and the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Peter Sietsema, CFA, Director and Senior Portfolio Manager          Since 2023